                                                                   Exhibit 25(A)
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                           ---------------------------

                      UNITED RENTALS (NORTH AMERICA), INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                06-1493538
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

Five Greenwich Office Park
Greenwich, Connecticut                                  06830
(Address of principal executive offices)                (Zip code)


                      Advance Barricades and Signing, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                 59-2080721
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        All Cities Trailer Exchange, Inc.
               (Exact name of obligor as specified in its charter)

California                                              95-1795263
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                             Arrow Equipment Company
               (Exact name of obligor as specified in its charter)

Illinois                                                36-2748973
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                            Coast Line Marking, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                 59-2148039
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                             Dealer Services Company
               (Exact name of obligor as specified in its charter)

New Jersey                                              22-1944238
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Equipment Leasing Services, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                           87-03987482
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                            Frontenac Equipment, Inc.
               (Exact name of obligor as specified in its charter)

Missouri                                                43-1501701
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                             Highway Supply Company
               (Exact name of obligor as specified in its charter)

New Mexico                                              85-0331601
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                               Jadco Signing, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                 59-1358071
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                          Liddell Management Co., Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                           04-3330504
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         Rentals Unlimited, Incorporated
               (Exact name of obligor as specified in its charter)

Rhode Island                                            05-0373691
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                             Russ Enterprises, Inc.
               (Exact name of obligor as specified in its charter)

California                                              94-2606250
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         Shoring & Supply Company, Inc.
               (Exact name of obligor as specified in its charter)

Kansas                                                  48-0761628
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                             Thoesen Equipment, Inc.
               (Exact name of obligor as specified in its charter)

Illinois                                                36-3698654
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                          Traffic Markings South, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                                 58-2254706
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                            United Rentals Gulf, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                52-2192449
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       United Equipment Rentals Gulf, L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                   74-2930601
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                    United Rentals Highway Technologies, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                           04-3076608
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                 United Rentals Highway Technologies Gulf, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                06-1604996
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                    United Rentals Highway Technologies, L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                   06-1604997
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                              United Rentals, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                06-1522496
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         United Rentals Northwest, Inc.
               (Exact name of obligor as specified in its charter)

Oregon                                                  93-0257120
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         United Rentals Southeast, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                52-2192451
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         United Rentals Southeast, L.P.
               (Exact name of obligor as specified in its charter)

Georgia                                                 58-2493444
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                          Wanamaker Rents, Incorporated
               (Exact name of obligor as specified in its charter)

California                                              95-2053498
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                           Warning Safety Lights, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                 59-1026388
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                     Warning Safety Lights of Georgia, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                 59-1606334
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                          Woudenberg Enterprises, Inc.
               (Exact name of obligor as specified in its charter)

Arizona                                                 86-0180710
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                              Highway Rentals, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                                  88-0112016
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                               Wynne Systems, Inc.
               (Exact name of obligor as specified in its charter)

California                                                  33-0507674
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


c/o United Rentals (North America), Inc.
Five Greenwich Office Park
Greenwich, Connecticut                                      06830
(Address of co-registrant's principal executive offices)    (Zip code)

                     10-3/4% Senior Notes Due 2008, Series B
                       (Title of the indenture securities)
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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                                        Address
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Superintendent of Banks of the State of New York                2 Rector Street,
                                                                New York, N.Y.  10006,
                                                                and Albany, N.Y. 12203

Federal Reserve Bank of New York                                33 Liberty Plaza,
                                                                New York, N.Y.  10045

Federal Deposit Insurance Corporation                           Washington, D.C.  20429

New York Clearing House Association                             New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of July, 2001.

                                           THE BANK OF NEW YORK

                                           By: /S/    THOMAS E. TABOR
                                               --------------------------------
                                               Name:  THOMAS E. TABOR
                                               Title: VICE PRESIDENT

                                                                       EXHIBIT 7
                                                                       ---------

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                       In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin        $ 2,811,275
   Interest-bearing balances ........................          3,133,222
Securities:
   Held-to-maturity securities ......................            147,185
   Available-for-sale securities ....................          5,403,923
Federal funds sold and Securities purchased under
   agreements to resell .............................          3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale ...................             74,702
   Loans and leases, net of unearned
     income .........................................         37,471,621
   LESS: Allowance for loan and
     lease losses ...................................            599,061
   Loans and leases, net of unearned
     income and allowance ...........................         36,872,560
Trading Assets ......................................         11,757,036
Premises and fixed assets (including capitalized
   leases) ..........................................            768,795
Other real estate owned .............................              1,078
Investments in unconsolidated subsidiaries and
   associated companies .............................            193,126
Customers' liability to this bank on acceptances
   outstanding ......................................            592,118
Intangible assets
   Goodwill .........................................          1,300,295
   Other intangible assets ..........................            122,143
Other assets ........................................          3,676,375
                                                               =========

Total assets .....................................        $70,232,359
                                                          ===========
LIABILITIES
Deposits:
   In domestic offices ...........................        $25,962,242
   Noninterest-bearing ...........................         10,586,346
   Interest-bearing ..............................         15,395,896
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ......................         24,862,377
   Noninterest-bearing ...........................            373,085
   Interest-bearing ..............................         24,489,292
Federal funds purchased and securities sold under
   agreements to repurchase ......................          1,446,874
Trading liabilities ..............................          2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .....................          1,381,512
Bank's liability on acceptances executed and
   outstanding ...................................            592,804
Subordinated notes and debentures ................          1,646,000
Other liabilities ................................          5,373,065
                                                          -----------
Total liabilities ................................        $63,658,235
                                                          ===========

EQUITY CAPITAL
Common stock .....................................          1,135,284
Surplus ..........................................          1,008,773
Retained earnings ................................          4,426,033
Accumulated other comprehensive income ...........              4,034
Other equity capital components ..................                  0
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Total equity capital .............................          6,574,124
                                                          -----------
Total liabilities and equity capital .............        $70,232,359
                                                          ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi       |
Gerald L. Hassell     |         Directors
Alan R. Griffith      |